UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report - March 7, 2013
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265
(Address of principal executive offices)

Registrant's telephone number, including area code 303-672-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

This Current Report on Form 8-K is being filed to comply with the requirements of the Securities and Exchange Commission (the "SEC") that notice of a covered blackout period under the QEP Employee Investment Plan be given to directors and executive officers of QEP Resources, Inc. (the "Company") and also be furnished to the SEC under cover of Form 8-K. The notice sent to persons is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No .    Exhibit

99.1        Notice Sent to Directors & Executive Officers of QEP Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.
    (Registrant)

March 12, 2013

/s/Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and
Chief Financial Officer

List of Exhibits:

Exhibit No.        Exhibit

99.1            Notice Sent to Directors & Executive Officers of QEP Resources, Inc.